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                          SECOND AMENDMENT AND WAIVER
                                       TO
                                CREDIT AGREEMENT

    THIS SECOND AMENDMENT AND WAIVER dated as of September , 1995 (the "Amendment") is entered into by and among VLSI Technology, Inc., a Delaware corporation (the "Borrower"), the lenders who are party to the Credit Agreement referred to below (the "Lenders") and Bank of America Illinois, an Illinois banking corporation (as successor to Continental Bank N.A.), as Agent for the Lenders (herein, in such capacity, the "Agent").

                              W I T N E S S E T H:

    WHEREAS, the Borrower, the Lenders and the Agent are parties to a certain Credit Agreement dated as of June 6, 1994 (herein, as heretofore amended, called the "Credit Agreement");

    WHEREAS, Section 10.1 of the Credit Agreement permits the Borrower to incur Subordinated Debt that (i) is subordinated to the Liabilities pursuant to subordinated terms acceptable to the Required Lenders and (ii) has payment terms acceptable to the Required Lenders;

    WHEREAS, Section 10.12(a) of the Credit Agreement provided, INTER ALIA, that the Borrower shall not enter into any agreement containing any provision that would be violated or breached by the performance of the Borrower's obligations under the Credit Agreement; and

    WHEREAS, the Borrower desires to incur new subordinated indebtedness.


    NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Agent and the Lenders hereby agree as follows:


    SECTION 1. AMENDMENTS.

    In reliance on the Borrower's warranties set forth in Section 3 below, as of the date hereof the Credit Agreement shall be hereby amended as follows:

        (a) the following definition set forth in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

           "Convertible Subordinated Debt" shall mean Indebtedness issued by the Borrower pursuant to documentation containing substantially identical payment terms and subordinated provisions as those set forth in the form of Indenture between the Borrower and Harris Trust and Savings Bank, as trustee, a copy of which was filed with the Securities and Exchange Commission on or about September 7, 1995."

        (b) Clause (e) of Section 10.1 of the Credit Agreement is amended to read in its entirety as follows:

           "(e) The Convertible Subordinated Debt and other Subordinated Debt of the Borrower which is subordinated to the Liabilities pursuant to subordination terms acceptable to the Required Lenders and having payment terms acceptable to the Required Lenders;"

        (c) Section 10.7 of the Credit Agreement is amended to read in its entirety as follows:


           "SECTION 10.7 Change of Control/Designated Events. Not permit (a) a change of 30% or more of the Borrower's Board of Directors resulting from
       (i) a tender offer for 30% or more of the Borrower's common stock not previously approved by the Borrower's Board of Directors or (ii) a proxy fight or (b) the occurrence of a "Designated Event" (as such term is defined in that certain Indenture between the Borrower and Harris Trust and Savings Bank pursuant to which the Convertible Subordinated Debt was issued)."


        (d) Section 10.8 of the Credit Agreement is amended to read in its entirety as follows:

           "Section  10.8  SUBORDINATED  DEBT.  Not,  and  not  permit  of   its
       Subsidiaries to:
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               (a)   make  any  payment  (whether   of  principal,  interest  or
           otherwise) on any Subordinated Debt on any day other than the stated, scheduled date for such payment set forth in the documents and instruments evidencing such Subordinated Debt; or

               (b) make any payment on any Subordinated Debt in contravention or violation of the subordination provisions thereof; or

               (c) prepay, redeem, purchase or defease any Subordinated Debt, or make any deposit for any of the foregoing purposes; PROVIDED that, with respect to the Convertible Subordinated Debt the Borrower may call such Convertible Subordinated Debt in accordance with the terms of its existing indenture if (i) at the time such call is announced the market price of the Borrower's common stock has exceeded for ten consecutive Business Days the conversion price and (ii) both before and after giving effect thereto no Default or Event of Default shall exist; or

               (d) enter into any amendment or modification of any Subordinated Debt."

        (e) Section 16 of the Credit Agreement is amended by adding at the end thereof a new Section 16.12 which shall read in its entirety as follows:

           "SECTION 16.12 Designated Senior Debt. The company, the Lenders, the Issuing Lender and the Agent agree that all of the Liabilities shall constitute "Designated Senior Debt" (as such term is defined in that certain Indenture between the Borrower and Harris Trust and Savings Bank pursuant to which the Convertible Subordinated Debt was issued)."

    SECTION 2. WAIVER.

    In reliance on the Borrower's warranties set forth in Section 3 below, as of the date hereof, the Required Lenders hereby waive any Default or Event of Default which otherwise might arise under Section 10.12(a) of the Credit Agreement as a result of the Borrower's incurrence of the Convertible Subordinated Debt (as such term is defined in the Credit Agreement as hereby amended).

    SECTION 3. WARRANTIES.

    To induce the Agent and the Lenders to enter into this Consent and Waiver, the Borrower warrants to the Agent and the Lenders as of the date hereof that:

        (a) The representations and warranties contained in Section 8 of the Credit Agreement (except for the representations and warranties set forth in Section 8.6, 8.7, 8.8 and 8.10) are true and correct as of the date hereof; and

        (b) No Default or Event of Default has occurred and is continuing.

    SECTION 4. GENERAL.

        (a) This Amendment shall become effective upon receipt by the Agent of counterpart signature pages duly executed by the Borrower and the Required Lenders.

        (b) Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

        (c) As hereby amended or modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

        (d) After the date hereof, all references in the Credit Agreement and the Loan Documents to "Credit Agreement," "Agreement," "hereof" or the like shall refer to the Credit Agreement as hereby amended or modified.

        (e) This Amendment shall be binding upon the Borrower, the Agent and the Lenders and shall inure to the benefit of the Borrower, the Lenders and the Agent and the respective successors and assigns of the Lenders and the Agent.

        (f) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one an the same Amendment.
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    IN WITNESS WHEREOF, this  Second Amendment and Waiver  has been executed  by the Borrower and the Required Lenders as of the date first written above.

                                          VLSI TECHNOLOGY, INC.

                                          By:
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                                          Title:
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                                          BANK OF AMERICA ILLINOIS, as Agent

                                          By:
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                                          Title:
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                                          BANK OF AMERICA ILLINOIS, as Lender

                                          By:
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                                          Title:
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                                          COMERICA BANK -- CALIFORNIA

                                          By:
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                                          Title:
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                                          THE BANK OF CALIFORNIA, N.A.

                                          By:
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                                          Title:
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                                          CHEMICAL BANK

                                          By:
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                                          Title:
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